Exhibit 10.2
GUARANTY AGREEMENT
This GUARANTY AGREEMENT (this “Guaranty”), dated as of September 28, 2012, is made by certain Subsidiaries of the Borrower (as defined below) as identified on the signature pages hereto and any Additional Guarantor (as defined below) who may become a party to this Guaranty (such Material Subsidiaries and Additional Guarantors, collectively, the “Guarantors”, and each, a “Guarantor”), in favor of GOLDMAN SACHS BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of itself and the Secured Parties identified below.
WHEREAS, pursuant to the terms of the Second Lien Credit Agreement dated as of September 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, in consideration of the making of the Loans and other accommodations of Lenders as set forth in the Credit Agreement, each Guarantor has agreed to guarantee the obligations under the Loan Documents as set forth herein; and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Credit Agreement. The following terms when used herein shall have the meanings set forth below:
“Additional Guarantor” means each Domestic Subsidiary of the Borrower and each other Person who hereafter becomes a Guarantor pursuant to Section 14 hereof and Section 6.13 of the Credit Agreement.
“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors other than the maker of such Excess Payment; provided that for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any

Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.
“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guaranteed Obligations.
“Guaranteed Obligations” has the meaning set forth in Section 2.
“Ratable Share” means, for any Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors; provided that for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and provided further that for purposes of determining the debt and liabilities of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than this Guaranty will be deemed to be enforceable and payable after this Guaranty.
2.    Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of all Obligations, and any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of the Borrower to any Secured Party arising under the Credit Agreement, any other Loan Document, (including all renewals, extensions, amendments, restatements and other modifications thereof and all costs, reasonable attorneys’ fees and expenses incurred by the Administrative Agent or any other Secured Party in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws or otherwise, and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The accounts or records maintained by the Administrative Agent and each Secured Party shall be conclusive absent manifest error of the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection, lapse in perfection or extent of any collateral therefor or any release of collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a legal or equitable defense to the obligations of each Guarantor under this Guaranty, and such Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law; provided, that such calculation shall be made taking into consideration the contribution rights of such Guarantor hereunder and before taking into account any liabilities under any guaranty by such Guarantor other than this Guaranty.
3.    No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding (other than Excluded Taxes). If any such obligation (other than one arising with respect to Excluded Taxes) is imposed upon each Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the applicable Secured Party, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable such Secured Party to receive the same net amount which such Secured Party would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to such Secured Party certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
4.    Rights of Secured Parties. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend (including increase), modify, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations, (c) apply such security and direct the order or manner of sale thereof as the Secured Parties in their sole discretion may determine and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, such Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

5.    Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower other than indefeasible payment and performance in full of the Guaranteed Obligations, (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower, (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder, (d) any right to require any Secured Party to proceed against the Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in any Secured Party’s power whatsoever, (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party, (f) any defense relating to the failure of the Secured Party to comply with applicable laws in connection with the sale or other disposition of collateral for all or any part of the Guaranteed Obligations and (g) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.
6.    Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against such Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.
7.    Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of each Secured Party or facilities provided by each Secured Party with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent (for the benefit of itself and the other Secured Parties) to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.
8.    Contribution. Subject to Sections 7 and 10, each Guarantor hereby agrees with each other Guarantor that if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly paid and performed in full, and no Guarantor shall exercise any right or remedy under this Section against any other Guarantor until such Guaranteed Obligations have been indefeasibly paid and performed in full. Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. This Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable Law against the Borrower in respect of any payment of Guaranteed Obligations.
9.    Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of each Secured Party or facilities provided by the each Secured Party with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or any Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not any Secured Party is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.
10.    Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of any Secured Party or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations; provided that the Borrower may make ordinary course payments pursuant to the Borrower and its Subsidiaries’ cash management system unless an Event of Default has occurred and is continuing. If the Administrative Agent so requests when an Event of Default has occurred and is continuing, any such obligation or indebtedness of the Borrower to any Guarantor shall be enforced and performance received by such Guarantor as trustee for the Administrative Agent and the proceeds thereof, as well as any other amounts received by such Guarantor in violation of this Section, shall be paid over to the Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.
11.    Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Borrower or any Guarantor under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the Administrative Agent to the extent permitted by law.
12.    Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that no Secured Party has a duty, and such Guarantor is not relying on any Secured Party at any time, to disclose to such

Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of any Secured Parties to disclose such information and any defense relating to the failure to provide the same).
13.    Representations and Warranties. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained, (b) this Guaranty constitutes its legal, valid and binding obligation enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected, except in each case any breach, default or consent that would not reasonably be expected to have a Material Adverse Effect, (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect, except for (i) the filings, registrations and recordings referred to in Section 5.20 of the Credit Agreement or otherwise required in order to perfect, record or maintain the security interests granted under the Security Documents and (ii) those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect and (e) set forth on Schedule 1 is a complete and accurate list of each Guarantor, showing as of the Closing Date its jurisdiction of its organization, the address of its principal place of business and its U.S. taxpayer identification number.
14.    Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 6.13 of the Credit Agreement shall become a Guarantor for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a supplement substantially in the form of Exhibit A or such other form reasonably satisfactory to the Administrative Agent.
15.    Amendments, Waivers and Consents. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified, nor any consent be given, except in accordance with Section 10.01 of the Credit Agreement.
16.    Notices. All notices and communications hereunder or under any other Loan Document shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors, at the address of the Borrower set forth in Section 10.02 of the Credit Agreement.
17.    Indemnification and Survival. Without limitation on any other obligations of the Guarantor or remedies of the Administrative Agent or any other Secured Party under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and each other Secured Party from and against, and shall pay on demand, any and all reasonable and documented damages, losses, liabilities and expenses (including reasonable attorneys’ fees and expenses) that may be suffered or incurred by the Administrative Agent or any other Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
18.    Right of Setoff; Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Guaranty and the parties hereto, the terms of Sections 10.08, 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference with each reference to the Borrower being a reference to the Guarantors, mutatis mutandis, and the parties hereto agree to such terms.
19.    Counterparts; Electronic Execution. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Guaranty.
20.    Miscellaneous. No failure by any Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent and each Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor or any other guarantor for the benefit of the Secured Parties or any term or provision thereof.
21.    Intercreditor. Reference is made to the Intercreditor Agreement dated as of September 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Bank of America N.A, as First Lien Collateral Agent (as defined therein), Goldman Sachs Bank USA, as Second Lien Collateral Agent (as defined therein) and the other persons from time to time party thereto. Notwithstanding anything herein to the contrary, the guaranty granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Guaranty and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Guaranty, the provisions of the Intercreditor Agreement shall control.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first written above.

MEMC ELECTRONIC MATERIALS, INC., as
Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Executive Vice President and Chief Financial Officer
MEMC HOLDINGS CORPORATION, as
Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC INTERNATIONAL, INC., as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC PASADENA, INC., as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC Electronic Materials, Inc.
Guaranty Agreement Signature Pages

ENFLEX CORPORATION, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT, LLC, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SOLAICX, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUN EDISON LLC, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CANADA, LLC, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC Electronic Materials, Inc.
Guaranty Agreement Signature Pages

SUNEDISON INTERNATIONAL, LLC, as Guarantor
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

FOTOWATIO RENEWABLE VENTURES, INC.
By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC Electronic Materials, Inc.
Guaranty Agreement Signature Pages

Acknowledged and accepted:
GOLDMAN SACHS BANK USA,
as Administrative Agent
By: /s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

MEMC Electronic Materials, Inc.
Guaranty Agreement Signature Pages